Exhibit No. 99

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                           WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                        RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2004-K
                           POOL PROFILE (5/11/2004)

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                                            7/1 POOL              Tolerance
                                        -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                 $364,160,094            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Jun-04                   N/A
INTEREST RATE RANGE                      3.500% - 5.875%                   N/A
GROSS WAC                                         4.749%         (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE                    25.0 bps
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      359         (+/- 2 months)

WALTV                                                67%          (maximum +5%)

CALIFORNIA PERCENT                                   54%          (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                       1%         (maximum  +2%)

AVERAGE LOAN BALANCE                            $452,373     (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,000,000   (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                           11%         (maximum  +5%)

PRIMARY RESIDENCE PERCENT                            94%          (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                       90%          (minimum -5%)

FULL DOCUMENTATION PERCENT                           62%          (minimum -5%)

WA FICO                                              740           (minimum -5)

UNINSURED > 80% LTV PERCENT                           0%          (maximum +3%)

RELOCATION PERCENT                                  4.6%          (minimum -2%)

GROSS MARGIN                                      2.750%          (+ / - 5 bps)

GROSS LIFECAP                                     9.749%         (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                83       (+ / - 3 months)

INTEREST ONLY PERCENT                                59%         (maximum  +5%)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                             WFMBS MORTGAGE LOAN POOL
                                 20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                          RELO & NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2004-K
                                                PRICING INFORMATION
                                             POOL PROFILE (5/11/2004)
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
COLLATERAL                                    All Mortgage Loans will Index off the One Year CMT.
                                        None of the Mortgage Loans have a convertibility feature.
                Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                   Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                TBD by Wells Fargo

PASS THRU RATE                                                 Net WAC or Ratio Stripped/Variable

STRUCTURE                                                    TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                            EXCEPT AS NOTED BELOW
                                     (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                  26-May-04                       9:00 AM
          Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                         15-Jun-04

ASSUMED SUB LEVELS                                                              Rating Agency     AGG Assumed Level
Levels and Rating Agencies for                                           AAA     Moody's/S&P           2.75%
2004-K to be determined by                                                AA         S&P               1.40%
Wells Fargo.                                                               A         S&P               0.90%
These levels are for bid purposes only.                                  BBB         S&P               0.60%
Any change in actual levels will not result                               BB         S&P               0.35%
in price changes.                                                          B         S&P               0.15%

                                                            Note:  AAA Class will be rated by two rating agencies.
                                                            AA through B Classes will be rated by one rating agency.
                                                            Additional tranche ratings will be paid for by the sub underwriter.

NOTE:  Please note the following specifics of the 2004-K structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                              Brad Davis (301) 846-8009
                                                            Gretchen Leff (301) 846-8356
                                                            Mike Miller (301) 815-6397




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                                             WFASC Denomination Policy
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                                                                                    Minimum        Physical      Book Entry
Type and Description of Certificates                                             Denomination    Certificates    Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000        Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that          $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)          Allowed         Allowed

Residual Certificates                                                                 (3)          Required      Not Allowed

All other types of Class A Certificates                                               (5)            (5)             (5)



Class B (Investment Grade)                                                         $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                     $250,000        Required      Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.